Evergreen Georgia Municipal Bond Fund: Semiannual Report February 28, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

April 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for Evergreen Georgia Municipal Bond Fund, which covers the six-month period ended February 28, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past six months. Uncertainty over the strength of the economic recovery and fears of war and terror combined to frequently threaten those in the fixed income markets. While strength in stocks during the early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. Particularly in the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risk effectively. And managing risk was extremely important in both total return and relative performance. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from increased valuations and falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred in 2002 and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a broad range of investment needs. Third, many

LETTER TO SHAREHOLDERS continued

investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to also perform well. Finally, longer-dated issues outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains low, as potential war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, and many municipalities needing resources to fund programs, issuance could once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue to underweight stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with the clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows. Unemployment rates in the range of 6% and global tensions should potentially keep the Federal Reserve Board on the sidelines for much of 2003. As the markets sense an improved outlook, however, interest rates could begin a gradual climb in the second half of the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield could be adequately positioned for this scenario.

LETTER TO SHAREHOLDERS continued

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of February 28, 2003 (unaudited)

"We think yields could rise, which could push prices lower, as the economy begins to recover and there is less uncertainty regarding the situation with Iraq."

PORTFOLIO MANAGEMENT

Charles E. Jeanne, CFA
Tax-Exempt Fixed Income Team

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 7/2/1993
	Class A	Class B	Class C	Class I
Class Inception Date	7/2/1993	7/2/1993	3/27/2002	2/28/1994

6-month return with sales charge	-1.75%	-2.24%	0.78%	N/A

6-month return w/o sales charge	3.14%	2.76%	2.76%	3.27%

Average Annual Returns*

1 year with sales charge	1.98%	1.24%	4.27%	N/A

1 year w/o sales charge	7.03%	6.24%	6.30%	7.30%

5 years	4.09%	3.98%	4.75%	5.37%

Since Portfolio Inception	4.84%	4.63%	5.19%	5.62%

Maximum Sales Charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.60%	3.04%	3.01%	4.03%

Tax-Equivalent Yield**	5.86%	4.95%	4.90%	6.56%

6-month income dividends per share	$0.20	$0.16	$0.16	$0.21

* Adjusted for maximum applicable sales charge unless noted.
** Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes C and I prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class C would have been lower and returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 12/31/02.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Georgia Municipal Bond Fund, Class A shares,1 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor's affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of February 28, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of 3.14% for the six-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index returned 3.36%, while the median return of funds in the Lipper Georgia Municipal Debt Funds Classification was 2.80%. Lipper, Inc. is an independent monitor of mutual fund performance. We attribute the fund's modest lag to the index to the expenses incurred by the fund, but not the index. In contrast, we attribute the fund's stronger performance relative to the Lipper category's median return to the fund's substantial position in intermediate-term bonds.

PORTFOLIO CHARACTERISTICS

Total Net Assets	$242,138,388

Average Credit Quality	AA

Effective Maturity	11.1 years

Average Duration	5.5 years

Describe the fund's investment environment?

The environment was positive. Prices got off to a weak start, but then rose for most of the period. Yields fell correspondingly lower. Continued economic weakness, heightening tensions with Iraq and North Korea, lack of supply in both the new and secondary markets, and the municipal bond market's attractive relative value compared to taxable alternatives all contributed to strong market conditions.

Prices rose across all maturities; however, bonds with five-to-seven year maturities, as well as securities with maturities longer than 15-years were particularly strong performers. The yield curve became extremely steep, during the period -- meaning that investors were able to secure substantially higher incremental yields for each year they were willing to extend maturities, from one-to-12-years. A steep yield curve is important to investors in determining the relationship between risk and reward, as well as relative value.

Credit spreads -- the additional yield provided as credit risk increases -- remained narrow, based on historical standards. Since riskier credits offered little extra yield, many investors sought bonds rated "AAA" or "AA". Weakness in the national economy also prompted many investors to emphasize higher quality bonds. Many states were put on negative credit watch by major rating agencies. Georgia's fiscal status remained strong, however, and the state maintained its "AAA" rating.

PORTFOLIO COMPOSITION
(as a percentage of 2/28/2003 portfolio assets)

PORTFOLIO MANAGER INTERVIEW continued

What strategies did you use to manage the fund?

We sought to balance yield and price stability, while maintaining an emphasis on quality. Typically, we sold bonds with longer durations. Expressed in years, duration measures a bond's sensitivity to changes in yield. Bonds with longer durations experience greater price fluctuations as yields change and conversely, bonds with shorter durations tend to have greater price stability. We then invested in "cushion" bonds -- premium bonds with higher coupons, which also have more stable prices. We focused on securities with 10-20 year maturities and five-to-eight year calls, which are considered by many investors to be relatively short call dates. A bond's call feature enables its issuer to "call" the bonds away from investors at a pre-determined price and date. Shorter call dates tend to enhance a bond's price stability. These bonds also enabled the fund to take advantage of the steepness of the yield curve. This strategy, called "rolling down the yield curve", is based on bond yields dropping significantly for every year they get closer to maturity -- causing a corresponding spike in price. Our positions centered on bonds rated "AAA" or "AA" because in our opinion, they offered the best relative value.

PORTFOLIO QUALITY
(as a percentage of 2/28/2003 market value of bonds)

What is your outlook over the next six months?

We expect market conditions to be challenging. We think yields could rise, which could push prices lower, as the economy begins to recover and there is less uncertainty regarding the situation with Iraq. The resulting environment could be inflationary, in our opinion, and we would not be surprised to see a sharp, fast rise in yields. We have structured the fund defensively in anticipation of these conditions. The fund's substantial position in high coupon, premium bonds should help to cushion some of the price deterioration that accompanies a rise in yields. Further, our emphasis on quality should reinforce price stability.

The move to higher rates will undoubtedly be accompanied by challenges. We also look forward to positive changes, however; and with strategies in place to help protect the fund's NAV, we feel we are ready to take advantage of the higher yields and longer-term opportunities often created by shifting market conditions.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$10.24	$10.19	$9.75	$9.78	$10.35	$9.90
Income from investment operations
Net investment income	0.20	0.45	0.48	0.49	0.49	0.49
Net realized and unrealized gains or losses on securities	0.12	0.05	0.44	-0.03	-0.53	0.45
Total from investment operations	0.32	0.50	0.92	0.46	-0.04	0.94
Distributions to shareholders from
Net investment income	-0.20	-0.45	-0.48	-0.49	-0.49	-0.49
Net realized gains	0	0	0	0	-0.04	0
Total distributions to shareholders	-0.20	-0.45	-0.48	-0.49	-0.53	-0.49
Net asset value, end of period	$10.36	$10.24	$10.19	$9.75	$9.78	$10.35
Total return[1]	3.14%	5.11%	9.65%	4.92%	-0.50%	9.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$21,943	$18,570	$10,577	$7,055	$4,358	$3,932
Ratios to average net assets
Expenses[2]	0.87%[3]	0.80%	0.77%	0.67%	0.51%	0.57%
Net investment income	3.92%[3]	4.43%	4.77%	5.10%	4.76%	4.81%
Portfolio turnover rate	10%	10%	26%	41%	34%	50%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$10.24	$10.19	$9.75	$9.78	$10.35	$9.90
Income from investment operations
Net investment income	0.16	0.38	0.40	0.42	0.41	0.41
Net realized and unrealized gains or losses on securities	0.12	0.05	0.44	-0.03	-0.53	0.45
Total from investment operations	0.28	0.43	0.84	0.39	-0.12	0.86
Distributions to shareholders from
Net investment income	-0.16	-0.38	-0.40	-0.42	-0.41	-0.41
Net realized gains	0	0	0	0	-0.04	0
Total distributions to shareholders	-0.16	-0.38	-0.40	-0.42	-0.45	-0.41
Net asset value, end of period	$10.36	$10.24	$10.19	$9.75	$9.78	$10.35
Total return[1]	2.76%	4.33%	8.83%	4.14%	-1.24%	8.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$19,507	$17,575	$15,845	$12,796	$14,244	$12,559
Ratios to average net assets
Expenses[2]	1.62%[3]	1.55%	1.52%	1.40%	1.26%	1.34%
Net investment income	3.16%[3]	3.70%	4.03%	4.34%	4.01%	4.06%
Portfolio turnover rate	10%	10%	26%	41%	34%	50%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002[1]

CLASS C
Net asset value, beginning of period	$10.24	$9.87
Income from investment operations
Net investment income	0.16	0.16
Net realized and unrealized gains or losses on securities	0.12	0.37
Total from investment operations	0.28	0.53
Distributions to shareholders from
Net investment income	-0.16	-0.16
Net asset value, end of period	$10.36	$10.24
Total return[2]	2.76%	5.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,767	$410
Ratios to average net assets
Expenses[3]	1.61%[4]	1.55%[4]
Net investment income	3.13%[4]	3.02%[4]
Portfolio turnover rate	10%	10%

1.  For the period from March 27, 2002 (commencement of class operations), to August 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS I1
Net asset value, beginning of period	$10.24	$10.19	$9.75	$9.78	$10.35	$9.90
Income from investment operations
Net investment income	0.21	0.48	0.50	0.51	0.51	0.51
Net realized and unrealized gains or losses on securities	0.12	0.05	0.44	-0.03	-0.53	0.45
Total from investment operations	0.33	0.53	0.94	0.48	-0.02	0.96
Distributions to shareholders from
Net investment income	-0.21	-0.48	-0.50	-0.51	-0.51	-0.51
Net realized gains	0	0	0	0	-0.04	0
Total distributions to shareholders	-0.21	-0.48	-0.50	-0.51	-0.55	-0.51
Net asset value, end of period	$10.36	$10.24	$10.19	$9.75	$9.78	$10.35
Total return	3.27%	5.37%	9.92%	5.18%	-0.25%	9.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$198,921	$197,295	$64,358	$63,689	$71,992	$67,630
Ratios to average net assets
Expenses[2]	0.62%[3]	0.54%	0.52%	0.40%	0.26%	0.24%
Net investment income	4.16%[3]	4.61%	5.04%	5.34%	5.02%	5.09%
Portfolio turnover rate	10%	10%	26%	41%	34%	50%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 96.6%
AIRPORT 2.6%
Atlanta, GA Arpt. Facs. RRB:
Ser. A, 6.50%, 01/01/2006, (Insd. by AMBAC)	AAA	$2,000,000	$ 2,264,560
Ser. A, 6.50%, 01/01/2009, (Insd. by AMBAC)	AAA	1,300,000	1,545,921
Ser. A, 6.50%, 01/01/2010, (Insd. by AMBAC)	AAA	2,000,000	2,398,480
6,208,961
COMMUNITY DEVELOPMENT DISTRICT 0.3%
Frederick Cnty., MD Spl. Obl. RB, Urbana CDD, 6.625%, 07/01/2025	NR	750,000	772,358
CONTINUING CARE RETIREMENT COMMUNITY 2.2%
Fulton Cnty., GA Residential Care Facs. RB:
Canterbury Court Proj., 6.20%, 10/01/2019	BBB+	1,820,000	1,878,040
Sr. Lien RHA Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	1,470,000	1,451,419
Gainesville & Hall Cnty., GA Dev. Auth. CDD RB, Sr. Living Facs., Lanier Vlg. Estates, Ser. C, 7.25%, 11/15/2029	NR	1,000,000	1,001,760
Gainesville & Hall Cnty., GA Dev. Auth. RB, Sr. Living Facs., Lanier Vlg. Estates, Ser. C, 6.75%, 11/15/2015	NR	1,000,000	987,300
5,318,519
EDUCATION 16.2%
Atlanta, GA Dev. Auth. RB, Tuff Proj., Ser. A, 5.625%, 07/01/2018	A3	2,640,000	2,802,228
Atlanta, GA Urban Residential Fin. Auth. RRB, Morehouse College Proj., 5.70%, 12/01/2010, (Insd. by MBIA)	AAA	510,000	575,163
Bulloch Cnty., GA Dev. Auth. Student Hsg. Lease RB, Georgia Southern Univ. Proj., 5.00%, 08/01/2016, (Insd. by AMBAC)	Aaa	1,330,000	1,435,708
Cherokee Cnty., GA Sch. Sys. GO, Georgia Sch. Aid Intercept Program:
5.00%, 02/01/2013	AA	1,500,000	1,665,840
5.25%, 08/01/2016	AA	1,000,000	1,101,070
Clayton Cnty., GA Dev. Auth. RB, Tuff Archives Proj., Ser. A, 5.375%, 07/01/2020, (Insd. by MBIA)	AAA	1,285,000	1,395,433
DeKalb Cnty., GA Sch. Dist. GO:
5.60%, 07/01/2008	AA	1,000,000	1,034,430
Ser. A, 6.25%, 07/01/2010	AA	2,000,000	2,412,200
Fayette Cnty., GA Sch. Dist. ETM GO, Georgia Sch. Intercept Program, 6.25%, 03/01/2005	Aa3	1,600,000	1,758,848
Fayette Cnty., GA Sch. Dist. GO, 4.625%, 03/01/2011	AA	500,000	542,825
Forsyth Cnty., GA Sch. Dist. GO:
5.125%, 07/01/2014	AA-	4,825,000	5,380,261
6.00%, 02/01/2014	AA-	1,000,000	1,167,590
6.75%, 07/01/2016	AA-	2,000,000	2,515,240
Fulton Cnty., GA Sch. Dist. GO, 5.25%, 01/01/2015	AA	1,000,000	1,133,100
Georgia Private Colleges & Univ. Auth. RB, Emery Univ. Proj., Ser. A, 5.75%, 11/01/2012	AA	1,000,000	1,152,390
Henry Cnty., GA Sch. Dist. GO:
Ser. A, 5.125%, 08/01/2014	AA-	1,000,000	1,099,120
Ser. A, 6.45%, 08/01/2011	AA-	1,000,000	1,194,130
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
EDUCATION continued
Meriwether Cnty., GA Sch. Dist. GO, 7.00%, 02/01/2007, (Insd. by FSA)	AAA	$ 500,000	$ 592,725
Paulding Cnty., GA Sch. Dist. GO, Ser. A, 6.625%, 02/01/2009	A	1,000,000	1,203,410
Private Colleges & Univ. Auth., GA RB:
Agnes Scott College Proj., 5.625%, 06/01/2023	AA	1,000,000	1,022,880
Emory Univ. Proj.:
Ser. A, 5.50%, 11/01/2025	AA	2,790,000	2,976,512
Ser. A, 5.75%, 11/01/2017	AA	1,000,000	1,137,840
Private Colleges & Univ. Auth., GA RRB:
Emory Univ. Proj., Ser. A, 5.50%, 11/01/2019	AA	500,000	551,165
Mercer Univ. Proj., 5.75%, 10/01/2021	Baa1	500,000	536,050
Rockdale Cnty., GA Sch. Dist. GO:
6.20%, 01/01/2006	A1	1,000,000	1,102,160
6.30%, 01/01/2007	A1	1,500,000	1,660,335
39,148,653
ELECTRIC REVENUE 1.7%
Georgia Muni. Elec. Auth. Pwr. RB:
Ser. B, 6.25%, 01/01/2017, (Insd. by MBIA)	AAA	1,000,000	1,226,510
Ser. EE, 7.25%, 01/01/2024, (Insd. by AMBAC)	AAA	400,000	541,748
Muni. Elec. Auth. of GA RB, Combustion Turbine Proj., Ser. A, 5.25%, 11/01/2022, (Insd. by MBIA)	AAA	1,000,000	1,055,830
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.30%, 07/01/2018	NR	1,250,000	1,251,713
4,075,801
ESCROW 0.2%
Fulton Cnty., GA Wtr. & Swr. ETM RB, 6.375%, 01/01/2014, (Insd. by FGIC)	AAA	390,000	475,827
GENERAL OBLIGATION - LOCAL 8.7%
Carrollton, GA GO, Georgia Sch. Aid Intercept Program, 3.75%, 07/01/2008	Aa2	580,000	615,432
Cartersville, GA GO, 6.70%, 01/01/2012	A	120,000	143,665
Clayton Cnty., GA Dev. Auth. RB, Tuff Archives Proj., Ser. A, 5.375%, 07/01/2019, (Insd. by MBIA)	AAA	1,170,000	1,278,096
Columbia Cnty., GA GO, 5.625%, 02/01/2017	AAA	250,000	279,863
DeKalb Cnty., GA Sch. Dist. GO, Ser. A, 6.25%, 07/01/2011	AA	500,000	606,765
Effingham Cnty., GA Sch. Dist. GO:
6.25%, 02/01/2007, (Insd. by MBIA)	AAA	1,260,000	1,458,210
6.25%, 02/01/2008, (Insd. by MBIA)	AAA	1,160,000	1,362,722
6.25%, 02/01/2009, (Insd. by MBIA)	AAA	500,000	592,155
Fayette Cnty., GA Sch. Dist. GO:
6.125%, 03/01/2015	Aa3	600,000	642,294
6.25%, 03/01/2006	Aa3	2,200,000	2,499,992
Forsyth Cnty., GA GO:
5.50%, 03/01/2020	AA	1,000,000	1,096,340
6.125%, 03/01/2017	AA	1,000,000	1,166,340
Fulton Cnty., GA Sch. Dist. GO, 5.25%, 01/01/2014	AA	1,800,000	2,036,916
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
Griffin-Spalding Cnty., GA Sch. Sys. GO, Georgia Sch. Bond
Intercept Program, 4.00%, 02/01/2008	AA	$ 750,000	$ 803,618
Gwinnett Cnty., GA Wtr. & Swr. COP, 8.60%, 08/01/2003	AAA	2,500,000	2,578,725
Hall Cnty., GA Sch. Dist. GO:
6.45%, 12/01/2009, (Insd. by AMBAC)	AAA	1,210,000	1,344,685
6.70%, 12/01/2014, (Insd. by AMBAC)	AAA	500,000	557,825
Peach Cnty., GA Sch. Dist. GO, 6.50%, 02/01/2006, (Insd. by MBIA)	AAA	525,000	597,571
Washington Cnty., GA Sch. Dist. GO, 6.875%, 01/01/2014, (Insd. by AMBAC)	AAA	1,300,000	1,458,873
21,120,087
GENERAL OBLIGATION STATE 7.9%
Georgia GO:
Ser. A, 6.00%, 04/01/2015	AAA	1,780,000	2,154,815
Ser. B, 5.75%, 03/01/2010	AAA	1,000,000	1,168,180
Ser. B, 7.20%, 03/01/2006	AAA	1,005,000	1,167,719
Ser. C, 5.00%, 07/01/2009	AAA	1,000,000	1,126,360
Ser. C, 6.00%, 07/01/2012	AAA	1,970,000	2,296,035
Ser. C, 6.25%, 08/01/2011	AAA	1,140,000	1,382,581
Ser. C, 6.25%, 08/01/2013	AAA	1,250,000	1,533,812
Ser. C, 6.50%, 04/01/2006	AAA	500,000	572,790
Ser. C, 7.25%, 07/01/2004	AAA	765,000	827,095
Ser. C, 7.25%, 07/01/2005	AAA	1,000,000	1,136,140
Ser. C, 7.25%, 07/01/2008	AAA	1,750,000	2,162,370
Ser. D, 5.25%, 10/01/2014	AAA	1,200,000	1,371,564
Ser. D, 6.80%, 08/01/2005	AAA	2,000,000	2,260,540
19,160,001
HOSPITAL 8.5%
Arlington Cnty., VA IDA Hosp. Facs. RB, VA Hosp. Ctr. Arlington Hlth. Sys., 5.50%, 07/01/2018	A2	500,000	533,555
Coffee Cnty., GA Hosp. Auth. RB, Regl. Med. Ctr., Ser. A, 6.75%, 12/01/2016	NR	1,600,000	1,615,696
Floyd Cnty., GA Hosp. Auth. RB, Floyd Med. Ctr. Proj., 5.50%, 07/01/2012	Aaa	875,000	1,007,353
Gainesville & Hall Cnty., GA Hosp. Auth. RB, Northeast GA Hlth. Sys., Inc. Proj.:
5.50%, 05/15/2021	A-	500,000	508,545
6.00%, 05/15/2014, (Insd. by MBIA)	AAA	2,340,000	2,692,778
Glynn-Brunswick, GA Mem. Hosp. Auth. RB, 6.00%, 08/01/2016, (Insd. by MBIA)	AAA	2,050,000	2,310,842
Horry Cnty., SC Hosp. Fee Spl. Obl. RB, 6.00%, 04/01/2014	A	1,305,000	1,471,126
Macon Bibb Cnty., GA Hosp. Auth. RB, Med. Ctr. of Georgia, Ser. A, 5.30%, 08/01/2011, (Insd. by FGIC)	AAA	1,000,000	1,139,560
Med. Ctr. Hosp. Auth. of GA RB, Columbus Regl. Healthcare Sys., 6.10%, 08/01/2014, (Insd. by MBIA)	AAA	2,000,000	2,283,340
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Newnan, GA Hosp. Auth. RAN, Newnan Hospital, Inc., 5.50%, 01/01/2017	Aaa	$2,570,000	$ 2,872,078
Savannah, GA Hosp. Auth. RB, St. Joseph's Hosp. Proj.:
6.125%, 07/01/2012	A2	1,500,000	1,555,650
6.20%, 07/01/2023	A2	500,000	518,680
Tift Cnty., GA Hosp. Auth. RAN, Anticipation Certificates, 5.25%, 12/01/2017, (Insd. by AMBAC)	Aaa	1,965,000	2,115,519
20,624,722
HOUSING 6.8%
Athens, GA Hsg. Auth. RB, Univ. of Georgia East Campus Hsg., 5.25%, 12/01/2017	Aaa	2,825,000	3,091,087
Clayton Cnty., GA Hsg. Auth. MHRB, Park Walk Apts., Ltd., 7.125%, 12/01/2025, (Insd. by FHA & FNMA)	Aaa	500,000	522,985
DeKalb Cnty., GA Hsg. Auth. MHRB:
North Hill Apts. Proj., 6.625%, 01/01/2005, (Insd. by FNMA)	AAA	1,375,000	1,468,679
The Lakes at Indian Creek Proj., 7.15%, 01/01/2025, (Insd. by FSA)	AAA	500,000	525,865
Georgia HFA SFHRB:
Sub. Ser. A-2, 5.45%, 12/01/2022	AAA	5,450,000	5,678,300
Sub. Ser. B-2, 5.35%, 12/01/2022	AAA	2,085,000	2,166,357
Sub. Ser. C-2, 5.80%, 12/01/2021	AAA	1,000,000	1,051,090
Sub. Ser. D-2, 5.50%, 06/01/2017	AAA	715,000	749,878
Sub. Ser. D-4, 5.65%, 06/01/2021	AAA	1,185,000	1,246,691
16,500,932
INDUSTRIAL DEVELOPMENT REVENUE 7.9%
Appling Cnty., GA Dev. Auth. PCRB, Oglethorpe Pwr. Corp., Hatch Proj.:
7.125%, 01/01/2015, (Insd. by MBIA)	AAA	1,055,000	1,116,781
7.15%, 01/01/2021, (Insd. by MBIA)	AAA	500,000	527,635
Arizona Dev. Auth. RB, 3.00%, 03/10/2003	NR	2,300,000	2,300,000
Atlanta, GA Downtown Dev. Auth. RB, GSU Sch. of Music Proj.,
6.75%, 11/01/2014	Aa2	1,500,000	1,665,945
Cartersville, GA Dev. Auth. RB, Wtr. & Wastewater Facs., 7.40%, 11/01/2010	A+	1,120,000	1,380,030
Coweta Cnty., GA Dev. Auth. RB, Newnan Wtr. Sewage & Light Commission Proj., 5.75%, 01/01/2015, (Insd. by AMBAC)	Aaa	2,000,000	2,262,580
De Kalb Cnty., GA Dev. Auth. RB:
Prerefunded Emory Univ. Proj. A, 6.00%, 10/01/2014	AA	2,295,000	2,515,481
Unrefunded Emory Univ. Proj. A, 6.00%, 10/01/2014	AA	780,000	852,446
Fulton Cnty., GA Dev. Auth. RB:
Georgia Tech Foundation Sac II Proj.:
Ser. A, 5.75%, 11/01/2013	AA+	1,200,000	1,389,936
Ser. A, 5.75%, 11/01/2017	AA+	1,950,000	2,222,474
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE continued
Tuff Morehouse Proj., Ser. A, 5.50%, 02/01/2022, (Insd. by AMBAC)	AAA	$1,000,000	$ 1,081,970
Gwinnett Cnty., GA Hsg. Auth. MHRRB, Singleton Oxford Associates, 5.50%, 04/01/2026	AAA	1,805,000	1,896,838
19,212,116
LEASE 5.1%
College Park, GA Business & IDA RB, Civic Ctr. Proj., 5.75%, 09/01/2020, (Insd. by AMBAC)	AAA	1,825,000	2,051,136
Georgia Muni. Assn., Inc. COP, City Court Atlanta Proj.:
5.50%, 12/01/2016, (Insd. by AMBAC)	AAA	2,175,000	2,454,705
5.50%, 12/01/2017, (Insd. by AMBAC)	AAA	2,220,000	2,492,616
5.50%, 12/01/2018, (Insd. by AMBAC)	AAA	2,500,000	2,790,525
5.50%, 12/01/2019, (Insd. by AMBAC)	AAA	2,340,000	2,594,732
12,383,714
MISCELLANEOUS REVENUE 0.2%
Puerto Rico Pub. Fin. Corp. RB, Ser. A, 5.50%, 08/01/2020, (Insd. by MBIA)	AAA	500,000	552,800
POWER 0.5%
Muni. Elec. Auth. of GA RRB, Proj. One, Ser. A, 5.25%, 01/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,123,320
PUBLIC FACILITIES 5.4%
Atlanta & Fulton Cnty., GA Recreation Auth. RB, Downtown Arena Pub. Impt. Proj., Ser. A, 5.375%, 12/01/2021, (Insd. by MBIA)	AAA	1,000,000	1,056,120
Butts Cnty., GA COP, 6.75%, 12/01/2014, (Insd. by MBIA)	AAA	300,000	334,527
Cobb-Marietta, GA Coliseum & Exhibit Hall Auth. RRB, 5.50%, 10/01/2012, (Insd. by MBIA)	AAA	1,250,000	1,428,325
College Park, GA Business & IDA RB, Civic Ctr. Proj.:
Ser. A, 5.70%, 09/01/2009, (Insd. by FSA)	AAA	1,000,000	1,172,550
Ser. A, 5.75%, 09/01/2010, (Insd. by FSA)	AAA	1,470,000	1,723,222
Dalton, GA Bldg. Auth. RB, 5.00%, 07/01/2005	A+	1,000,000	1,084,560
Fayette Cnty., GA Pub. Facs. Auth. RB, Criminal Justice Ctr. Proj., 6.25%, 06/01/2017	AA-	550,000	666,721
Fulton Cnty., GA Facs. COP, Fulton Cnty., GA Pub. Purpose Proj., 5.50%, 11/01/2018, (Insd. by AMBAC)	AAA	1,000,000	1,100,730
Middle, GA Coliseum Auth. RB, GA Coliseum Proj., Ser. A, 5.375%, 07/01/2014	AA	1,000,000	1,066,120
Richmond Cnty., GA Pub. Facs., Inc. COP, Cnty. Board Ed. Proj., 6.10%, 11/01/2020, (Insd. by AMBAC)	Aaa	2,000,000	2,338,780
Savannah, GA EDA RB, Mighty Eighth Air Force, 5.875%, 01/01/2012	AA	1,000,000	1,055,220
13,026,875
SPECIAL TAX 0.4%
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien, Ser. A, 5.50%, 10/01/2018	BBB-	1,000,000	1,021,080
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TOBACCO REVENUE 1.8%
Children's Trust Fund, Puerto Rico, Tobacco Settlement RB, 5.75%, 07/01/2020	AAA	$1,885,000	$ 2,114,348
Tobacco Settlement Revenue Mgmt. Auth., SC RB, Ser. B, 6.00%, 05/15/2022	A	2,195,000	2,149,717
4,264,065
TRANSPORTATION 1.0%
Metropolitan Atlanta Rapid Transit Auth., GA Sales Tax RRB, Ser. P, 6.25%, 07/01/2011, (Insd. by AMBAC)	AAA	2,000,000	2,417,340
UTILITY 8.7%
Athens-Clarke Cnty., GA Unified Government Wtr. & Swr. RRB:
2.55%, 01/01/2004	AA-	935,000	946,716
4.00%, 01/01/2005	AA-	255,000	267,773
Atlanta, GA Wtr. & Swr. RB, 6.00%, 01/01/2006, (Insd. by FGIC)	AAA	2,000,000	2,244,660
Atlanta, GA Wtr. & Wastewater RB, Ser. A, 5.00%, 11/01/2008, (Insd. by FGIC)	AAA	1,000,000	1,131,810
Augusta, GA Wtr. & Swr. RB:
5.15%, 10/01/2015, (Insd. by FSA)	AAA	2,250,000	2,463,952
5.25%, 10/01/2017, (Insd. by FSA)	AAA	1,980,000	2,166,833
Clayton Cnty., GA Wtr. Auth. RB, 5.00%, 05/01/2013	AA	1,760,000	1,943,198
Cobb Cnty., GA Wtr. & Swr. RRB, 5.125%, 07/01/2008	AAA	1,000,000	1,070,490
DeKalb Cnty., GA Wtr. & Swr. RB:
5.375%, 10/01/2018	AA	1,000,000	1,098,350
5.375%, 10/01/2019	AA	1,000,000	1,091,480
5.375%, 10/01/2020	AA	1,000,000	1,091,480
Gainesville, GA Wtr. & Swr. RB, 5.50%, 11/15/2014, (Insd. by FSA)	AAA	2,015,000	2,275,096
Gwinnett Cnty., GA Wtr. & Swr. Auth. RB, 5.00%, 08/01/2017	AAA	2,000,000	2,145,120
Henry Cnty., GA Wtr. & Swr. Auth. RB, 5.625%, 02/01/2030, (Insd. by FGIC)	AAA	1,000,000	1,069,300
21,006,258
WATER & SEWER 10.5%
Cherokee Cnty., GA Wtr. & Swr. Auth. RB, 5.00%, 08/01/2014, (Insd. by FSA)	AAA	1,215,000	1,327,533
Clayton Cnty., GA Wtr. Auth. Wtr. & Swr. RB:
5.625%, 05/01/2020	AA	2,000,000	2,216,920
6.25%, 05/01/2016	AA	2,000,000	2,350,640
Cobb Cnty. & Marietta, GA Wtr. Auth. Wtr. RB, 5.25%, 11/01/2021	AAA	1,000,000	1,085,240
Columbia Cnty., GA Wtr. & Swr. RB:
6.25%, 06/01/2015, (Insd. by FGIC)	AAA	1,200,000	1,445,928
6.25%, 06/01/2016, (Insd. by FGIC)	AAA	1,250,000	1,506,175
6.25%, 06/01/2017, (Insd. by FGIC)	AAA	1,390,000	1,674,867
Conyers, GA Wtr. & Swr. ETM RB, Ser. A, 6.60%, 07/01/2015, (Insd. by AMBAC)	AAA	1,000,000	1,088,910
DeKalb Cnty., GA Wtr. & Swr. RB, 5.625%, 10/01/2017	AA	5,020,000	5,653,273
Forsyth Cnty., GA Wtr. & Swr. Auth. RB, 6.25%, 04/01/2017	AA	1,000,000	1,208,590
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
WATER & SEWER continued
Fulton Cnty., GA Wtr. & Swr. RRB, 6.25%, 01/01/2006, (Insd. by FGIC)	AAA	$1,420,000	$ 1,602,683
Gainesville, GA Wtr. & Swr. RRB, 5.25%, 11/15/2010, (Insd. by FGIC)	AAA	1,000,000	1,144,470
Jackson Cnty., GA Wtr. & Swr. Auth. RB, Ser. A, 5.75%, 09/01/2017, (Insd. by AMBAC)	AAA	1,530,000	1,749,280
Newman, GA Wtr. & Swr. Community Pub. Utils. RB, 4.50%, 01/01/2011	Aaa	200,000	215,596
Peachtree City, GA Wtr. & Swr. Auth. Swr. Sys. RB, Ser. A, 5.45%, 03/01/2017	AA	300,000	330,318
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.25%, 07/01/2008	NR	750,000	798,727
25,399,150
Total Municipal Obligations			233,812,579

	Shares	Value

SHORT-TERM INVESTMENTS 3.4%
MUTUAL FUND SHARES 3.4%
Evergreen Institutional Municipal Money Market Fund (o)	8,337,203	8,337,203
Total Investments (cost $225,492,905) 100.0%		242,149,782
Other Assets and Liabilities 0.0%		(11,394)
Net Assets 100.0%		$ 242,138,388

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corporation	IDA	Industrial Development Authority
CDD	Community Development District	MBIA	Municipal Bond Investors Assurance Corporation
COP	Certificate of Participation	MHRB	Multifamily Housing Revenue Bond
EDA	Economic Development Authority	MHRRB	Multifamily Housing Refunding Revenue Bond
ETM	Escrowed to Maturity	PCRB	Pollution Control Revenue Bond
FGIC	Financial Guaranty Insurance Company	RAN	Revenue Anticipation Note
FHA	Federal Housing Authority	RB	Revenue Bond
FNMA	Federal National Mortgage Association	RHA	Residential Housing Association
FSA	Financial Security Assurance Incorporated	RRB	Refunding Revenue Bond
GO	General Obligation	SFHRB	Single Family Housing Revenue Bond
HFA	Housing Finance Authority
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

The following table shows the percent of total investments invested by geographic location as of February 28, 2003:

Georgia	91.2%
South Carolina	1.5%
U.S. Virgin Islands	1.3%
Puerto Rico	1.1%
Arizona	0.9%
Maryland	0.3%
Virginia	0.2%
Non-state Specific	3.5%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (unaudited)

Assets
Identified cost of securities	$ 225,492,905
Net unrealized gains on securities	16,656,877

Market value of securities	242,149,782
Receivable for Fund shares sold	107,786
Interest receivable	3,120,127
Prepaid expenses and other assets	31,279

Total assets	245,408,974

Liabilities
Dividends payable	741,642
Payable for Fund shares redeemed	2,488,190
Advisory fee payable	8,426
Distribution Plan expenses payable	2,196
Due to other related parties	2,006
Accrued expenses and other liabilities	28,126

Total liabilities	3,270,586

Net assets	$ 242,138,388

Net assets represented by
Paid-in capital	$ 228,667,008
Overdistributed net investment income	(102,411)
Accumulated net realized losses on securities	(3,083,086)
Net unrealized gains on securities	16,656,877

Total net assets	$ 242,138,388

Net assets consists of
Class A	$ 21,942,946
Class B	19,507,319
Class C	1,767,211
Class I	198,920,912

Total net assets	$ 242,138,388

Shares outstanding
Class A	2,118,986
Class B	1,883,814
Class C	170,656
Class I	19,209,656

Net asset value per share
Class A	$ 10.36
Class A -- Offering price (based on sales charge of 4.75%)	$ 10.88
Class B	$ 10.36
Class C	$ 10.36
Class C -- Offering price (based on sales charge of 1.00%)	$ 10.46
Class I	$ 10.36

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (unaudited)

Investment income
Interest	$ 5,708,657

Expenses
Advisory fee	501,418
Distribution Plan expenses
Class A	24,875
Class B	93,123
Class C	6,149
Administrative services fees	119,387
Transfer agent fee	20,463
Trustees' fees and expenses	2,229
Printing and postage expenses	18,200
Custodian fee	32,477
Registration and filing fees	27,625
Professional fees	9,081
Other	10,577

Total expenses	865,604
Less: Expense reductions	(461)
Fee waivers	(806)

Net expenses	864,337

Net investment income	4,844,320

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(101,288)
Net change in unrealized gains or losses on securities	2,623,031

Net realized and unrealized gains or losses on securities	2,521,743

Net increase in net assets resulting from operations	$ 7,366,063

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2003		Year Ended
	(unaudited)		August 31, 2002(a)

Operations
Net investment income		$ 4,844,320		$ 5,457,578
Net realized losses on securities		(101,288)		(440,071)
Net change in unrealized gains or losses on securities		2,623,031		3,715,067

Net increase in net assets resulting from operations		7,366,063		8,732,574

Distributions to shareholders from
Net investment income
Class A		(389,046)		(600,022)
Class B		(293,596)		(602,413)
Class C		(19,116)		(1,694)
Class I		(4,134,694)		(4,338,004)

Total distributions to shareholders		(4,836,452)		(5,542,133)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	485,406	4,941,875	312,551	3,143,006
Class B	322,548	3,319,750	592,870	5,980,550
Class C	131,437	1,344,243	43,882	445,857
Class I	2,065,481	21,253,582	1,993,290	20,205,740

		30,859,450		29,775,153

Net asset value of shares issued in reinvestment of distributions
Class A	22,146	226,941	39,935	402,072
Class B	16,247	166,507	41,667	419,064
Class C	1,224	12,536	139	1,421
Class I	16,611	170,243	10,199	103,258

		576,227		925,815

Automatic conversion of Class B shares
to Class A shares
Class A	47,705	489,500	284,978	2,854,460
Class B	(47,705)	(489,500)	(284,978)	(2,854,460)

		0		0

Payment for shares redeemed
Class A	(249,001)	(2,549,338)	(329,442)	(3,308,873)
Class B	(122,901)	(1,263,368)	(189,486)	(1,909,784)
Class C	(2,058)	(20,836)	(3,968)	(40,516)
Class I	(2,131,236)	(21,842,934)	(1,180,379)	(11,871,636)

		(25,676,476)		(17,130,809)

Net asset value of shares issued in acquisition
Class A	0	0	466,289	4,680,315
Class I	0	0	12,117,381	121,628,642

		0		126,308,957

Net increase in net assets resulting from capital share transactions		5,759,201		139,879,116

Total increase in net assets		8,288,812		143,069,557
Net assets
Beginning of period		233,849,576		90,780,019

End of period		$ 242,138,388		$ 233,849,576

Overdistributed net investment income		$ (102,411)		$ (110,279)

(a) For Class C shares, for the period from March 27, 2002 (commencement of class operations), to August 31, 2002.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Georgia Municipal Bond Fund (the "Fund") is a non-diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

During the six months ended February 28, 2003, the investment advisor waived its fees in the amount of $806 which represents 0.00% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 7, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Georgia Municipal Fund in a tax-free exchange for Class A and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $3,959,230. The aggregate net assets of the Fund and Wachovia Georgia Municipal Fund immediately prior to the acquisition were $92,311,522 and $126,308,957, respectively. The aggregate net assets of the Fund immediately after the acquisition were $218,620,479.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities transactions) were $28,883,239 and $23,651,016, respectively, for the six months ended February 28, 2003.

On February 28, 2003, the aggregate cost of securities for federal income tax purposes was $225,492,905. The gross unrealized appreciation and depreciation on securities based on tax cost was $16,751,106 and $94,229, respectively, with a net unrealized appreciation of $16,656,877.

As of August 31, 2002, the Fund had $2,562,313 in capital loss carryovers for federal income tax purposes with $863,799 expiring in 2008, $1,413,932 expiring in 2009 and $284,582 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. At August 31, 2002, the Fund incurred and elected to defer post-October capital losses of $419,485.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the six months ended February 28, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $461, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended February 28, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 109 Evergreen funds.

[2] Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of February 28, 2003

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FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565569    4/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034